CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2004-AR3

$[1,260,464,115] (Approximate)

Expected Investor Settlement Date:  March [31], 2004

TERM SHEET

2nd REVISION

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Fairbanks Capital Corp.

GreenPoint Mortgage Funding, Inc.

National City Mortgage Co.

Wells Fargo Home Mortgage, Inc.

Servicers

Wilshire Credit Corporation

Special Servicer

Wells Fargo Bank, N.A.

Master Servicer and Trust Administrator

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

CSFB 2004-AR3

March 2, 2004

REVISED TERM SHEET

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is revised; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR3

$[1,260,464,115] (Approximate)

Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon %	Avg. Life Call/ Mat.1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
I-A-1	$[96,060,000.00]	[4.1907]5	[1.84/NA]	[1-33/NA]	Sen/WAC/PT	25	[2.088]%	[33]	AAA/Aaa
II-A-1	$[295,590,000.00]	[4.6942]6	[2.51/NA]	[1-58/NA]	Sen/WAC/PT	25	[1.920]%	[58]	AAA/Aaa
III-A-1	$[76,640,000.00]	[4.1914]7	[3.77/4.13]	[1-115/1-359]	Sen/WAC/PT	20	[1.694]%	[5]	AAA/Aaa
III-A-2	$[52,000,000.00]	[TBD]8	[3.77/4.13]	[1-115/1-359]	Sen/WAC/Floater	20	[N/A]	[5]	AAA/Aaa
III-X	Notional	[TBD]9	[N/A]	[N/A]	Sen/Variable/IO	20	[N/A]	[N/A]	AAA/Aaa
IV-A-1	$[70,510,000.00]	[4.2972]10	[1.85/NA]	[1-33/NA]	Sen/WAC/PT	25	[1.981]%	[33]	AAA/Aaa
V-A-1	$[204,370,000.00]	[4.6062]11	[2.50/NA]	[1-58/NA]	Sen/WAC/PT	25	[1.751]%	[58]	AAA/Aaa
VI-A-1	$[TBD]	[TBD]12	[TBD]	[TBD]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
VI-A-2	$[TBD]	[TBD]13	[TBD]	[TBD]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
VI-A-3	$[TBD]	[TBD]14	[TBD]	[TBD]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
AR	$[50.00]	[TBD]15	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
AR-L	$[50.00]	[TBD]15	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
VI-M-1	$[TBD]	[TBD]16	[TBD]	[TBD]	Sub/Floater	30	[NA]	[TBD]	[AA]/[Aa2]
VI-M-2	$[TBD]	[TBD]17	[TBD]	[TBD]	Sub/Floater	30	[NA]	[TBD]	[A+]/[A1]
VI-M-3	$[TBD]	[TBD]18	[TBD]	[TBD]	Sub/Floater	30	[NA]	[TBD]	[A]/[A3]
C-B-1	$[TBD]	[TBD]19	[3.49/NA]	[1-44/NA]	Sub/WAC/PT	25	[TBD]%	[44]	[AA]/[Aa3]
C-B-2	$[TBD]	[TBD]19	[3.49/NA]	[1-44/NA]	Sub/WAC/PT	25	[TBD]%	[44]	[A]/[A3]
C-B-3	$[TBD]	[TBD]19	[3.49/NA]	[1-44/NA]	Sub/WAC/PT	25	[TBD]%	[44]	[BBB]/[Baa3]

___________________________________

1

The weighted average life to call, with respect to the Group I, II, IV, V Certificates and Class C-B-1, C-B-2 and C-B-3 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2

The principal window to call, with respect to the Group I, II, IV, V Certificates and Class C-B-1, C-B-2 and C-B-3 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The Group I, Group II, Group III, Group IV, Group V and Group VI  Certificates (as defined herein, and other than the Class AR, Class AR-L and Class VI-X Certificates) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Class AR and Class AR-L Certificates are expected to be rated by S&P.  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class VI-X Certificates will be rated.

5

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.1907]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.6942]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [4.1914]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage (30/360 accrual basis, 24 day delay).

8

The initial pass-through rate on the Class III-A-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-A-2 Certificates will equal the least of (i) the sum of (x) six-month LIBOR for that distribution date plus (y) [TBD]%, (ii) the group III net funds cap, and (iii) [9.375]% (30/360, 0 day delay); in each case, subject to a 1% periodic interest rate cap, as more particularly described in “IV. Distributions (Groups I, II, III, IV and V)—Interest rate (Class III-A-2)”.  After the optional termination date for the group III mortgage loans the Class III-A-2 certificate margin will increase to [TBD]%

9

The initial pass-through rate on the Class III-X Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-X Certificates will equal the greater of (i) 0% and (ii) the group III net funds cap less the Class III-A-2 pass-through rate.

10

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [4.2972]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans (30/360 accrual basis, 24 day delay).

11

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [4.6062]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the weighted average of the net interest rates on the group V mortgage loans (30/360 accrual basis, 24 day delay).

12

The initial pass-through rate on the Class VI-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group VI mortgage loans the Class VI-A-1 certificate margin will increase to [TBD]%.

13

The initial pass-through rate on the Class VI-A-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group VI mortgage loans the Class VI-A-2 certificate margin will increase to [TBD]%.

14

The initial pass-through rate on the Class VI-A-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-A-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group VI mortgage loans the Class VI-A-3 certificate margin will increase to [TBD]%.

15

The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

16

The initial pass-through rate on the Class VI-M-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group VI mortgage loans the Class VI-M-1 certificate margin will increase to [TBD]%.

17

The initial pass-through rate on the Class VI-M-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group VI mortgage loans the Class VI-M-2 certificate margin will increase to [TBD]%.

18

The initial pass-through rate on the Class VI-M-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group VI mortgage loans the Class VI-M-3 certificate margin will increase to [TBD]%.

19

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV and Group V mortgage loans (less [0.02]% for Group I and Group II), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR3

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon %	Avg. Life Call/ Mat.1	Prin. Window Call / Mat. (Months)2	Type	CPR	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
C-B-4	[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	BB/[Ba3]
C-B-5	[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	B/[B3]
C-B-6	[TBD]	[TBD]5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	NR/NR
VI-X	$[0.00]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR

Information is revised and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1

The weighted average life to call, with respect to the Class C-B-4, C-B-5 and C-B-6 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2

The principal window to call, with respect to the Class C-B-4, C-B-5 and C-B-6 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The Group I, Group II, Group III, Group IV, Group V and Group VI  Certificates (as defined herein, and other than the Class AR, Class AR-L and Class VI-X Certificates) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Class AR and Class AR-L Certificates are expected to be rated by S&P.  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class VI-X Certificates will be rated.

5

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV and Group V mortgage loans (less [0.02]% for Group I and Group II), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

I.       SUMMARY

Title of series	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR3.
Depositor	[Credit Suisse First Boston Mortgage Securities Corp.]
Sellers	DLJ Mortgage Capital, Inc. and Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers	Fairbanks Capital Corp. (“Fairbanks”) (see “Fairbanks servicing risk” herein), Greenpoint Mortgage Funding, Inc., National City Mortgage Co., Wells Fargo Home Mortgage, Inc. and WMMSC.
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank, N.A. (other than with respect to the mortgage loans serviced by WMMSC).
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.
Mortgage pool

[4,574] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,266,798,105.60] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin.  The mortgage pool consists of six groups of mortgage loans.  Groups I and IV are generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years; Groups II & V are generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group III is generally comprised of mortgage loans with an initial fixed rate period of 6 months; Group VI is generally comprised of mortgage loans with an initial fixed rate period of [TBD] years.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group I	[201]	$[101,433,341.57]
Group II	[583]	$[312,131,780.20]
Group III	[482]	$[135,842,856.25]
Group IV	[403]	$[74,453,145.22]
Group V	[1,074]	$[215,806,415.08]
Group VI	[1,831]	$[427,130,567.28]

Approximately [41.57]%, [63.30]%, [94.10]%, [59.90]%, [56.65]% and [TBD]% of the groups I, II, III, IV, V and VI mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain [group III and group IV] mortgage loans, five years from the date of origination, or, with respect to certain [groups I, II, III, IV and V] mortgage loans, ten years from the date of origination.

Information contained herein reflects the March 1, 2004 cut-off date scheduled balances. Collateral information contained herein is revised and indicative.  On the closing date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV, V and VI will equal the aggregate principal balance of the Groups I, II, III, IV, V, VI and C-B Certificates.  For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

Cut-off date	March 1, 2004.
Closing date	On or about March 29, 2004.
Investor settlement date	On or about March 31, 2004.
Distribution dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in April 2004.
Scheduled final distribution date	The distribution date in March 2034. The actual final distribution date could be substantially earlier.
Offered certificates

Class I-A-1, Class AR and Class AR-L Certificates (the “Group I Certificates”),

Class II-A-1 Certificates (the “Group II Certificates”),

Class III-A-1, Class III-A-2 and Class III-X Certificates (the “Group III Certificates”),

Class IV-A-1 Certificates (the “Group IV Certificates”),

Class V-A-1 Certificates (the “Group V Certificates”),

Class VI-A-1, Class VI-A-2, and Class VI-A-3 Certificates (the “Group VI Senior Certificates”),

Class VI-M-1, Class VI-M-2 and Class VI-M-3 Certificate (the “Group VI Subordinate Certificates,” and together with the Group VI Senior Certificates and the Class VI-X Certificates, the “Group VI Certificates”),

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, Group V Certificates, and Group VI Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (together with the Senior Certificates and the Group VI Subordinate Certificates, the “Offered Certificates”).

Privately offered certificates	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”), and the Class VI-X Certificates.
Form of offered certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum denominations

The Offered Certificates, other than the Class III-X, Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof.  The Class III-X Certificates will be issued in minimum denominations (by notional amount) of $100,000 and integral multiples of $1 in excess thereof.  The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Libor determination date

[TBD].  For the initial distribution date and the Class III-A-2 Certificates, six-month LIBOR will be determined on March 27, 2004. With respect to each distribution date other than the initial distribution date and the Class III-A-2 Certificates, six-month LIBOR will be determined on the 15th business day of June and December (or the next succeeding business day, as described in the prospectus supplement), as applicable.

Accrual periods

For any distribution date and any class of Offered Certificates, other than the Class III-A-2 Certificates and Group VI Certificates, the calendar month immediately preceding that distribution date, on the basis of a 360-day year consisting of twelve 30-day months.  For any distribution date and the Class III-A-2 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year consisting of twelve 30-day months. For any distribution date and the Group VI Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay days

For any distribution date and any class of Offered Certificates other than the Class III-A-2 Certificates and the Group VI Certificates, 24 days.  For any distribution date and the Class III-A-2 Certificates or Group VI Certificates, 0 days.

Optional termination

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III, group IV and group V mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, group III, group IV and group V mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV, Group V and Group C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group VI mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, Fairbanks may, but will not be required to, purchase from the trust all remaining group VI mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group VI Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above.  Certain of the Class C-B Certificates may be rated by Moody’s and/or S&P.

ERISA considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement.  Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

Federal income tax consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund).  The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC.  These certificates will generally be treated as representing ownership of debt for federal income tax purposes.  Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting.  In addition, the Group VI Certificates, other than the Class VI-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund.  For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal investment

When issued, the Offered Certificates, other than the Class VI-M-2, Class VI-M-3, Class C-B-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).  You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and interest advancing

Each servicer (or if a servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.

Servicing tansfer

It is anticipated that on or about June 1, 2004, the servicing function for all or a portion of the mortgage loans serviced by Fairbanks will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

Fairbanks servicing risk

On April 30, 2003, S&P announced that it lowered Fairbanks’ “Strong” residential servicing rankings for non-prime and special servicing to “Below Average” with a “Stable” outlook.  As a result, Fairbanks’ status as an S&P “Select Servicer” has been withdrawn by S&P.

On May 5, 2003, Moody’s announced that it downgraded Fairbanks’ ratings as a primary servicer of residential subprime mortgage loans and as a special servicer from “Strong” to “Below Average”.

On October 8, 2003, Fitch announced that it had downgraded Fairbanks’ residential primary servicer ratings for subprime and home equity from “RPS3- Rating Watch Evolving” to “RPS3- Rating Watch Negative”.  Fitch also downgraded Fairbanks’ Alt-A primary servicer rating from “RPS3 Rating Watch Evolving” to “RPS3 Rating Watch Negative” and Fairbanks’ special servicer rating from “RSS3 Rating Watch Evolving” to “RSS3 Rating Watch Negative”.

An affiliate of the Depositor is a lender under one or more of Fairbanks’ credit facilities.

On June 12, 2003, Senator Barbara Mikulski of Maryland asked the DOJ to work together with HUD in its review of Fairbanks’ policies and practices.  Subsequently, HUD IG initiated a criminal investigation of Fairbanks’ business practices. On November 12, 2003, Mel Martinez, the Secretary of HUD, announced that HUD IG had conducted a criminal investigation and that such investigation was “now closed,” citing the FTC HUD settlement and consumer redress as the determining factors.

On November 12, 2003, Fairbanks announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of Fairbanks servicing practices. As part of the settlement, Fairbanks agreed to create a $40 million redress fund for the benefit of consumers allegedly harmed by Fairbanks and to implement certain practices on a prospective basis.

Fairbanks is currently subject to a significant number of lawsuits styled as class actions which assert claims under various federal and state consumer protection laws as well as state common law.  It is impossible to estimate with certainty the ultimate legal and financial liability with respect to such claims and legal actions, and an adverse judgment or settlement in one or more of such claims or legal actions could have a significant adverse effect on the financial condition or results of Fairbanks and/or could adversely affect Fairbanks’ ability to perform, or the quality of its performance, as servicer of the mortgage loans serviced by Fairbanks.

Fairbanks has also entered into a settlement agreement with counsel representing plaintiffs in certain of the class actions. On December 10, 2003, the applicable court entered a preliminary approval of that settlement agreement. Any settlement of such actions is subject to final approval by the court after the completion of a fairness hearing, and the exhaustion of appeals, if any. On December 5, 2003, that same court entered an injunction that has the effect of staying all litigation against Fairbanks, both pending and litigation that might be filed. (The injunction excludes counterclaims that might arise out of foreclosure proceedings that Fairbanks initiates.) There is no assurance that Fairbanks will resolve the class actions in accordance with the settlement agreement.

Fairbanks has experienced an increased level of scrutiny from various state regulatory agencies and a few states have commenced formal investigations.

Fairbanks has informed the Depositor that Fannie Mae continues to review its servicing practices and procedures.  Fairbanks has also informed the Depositor that it cannot add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after January 2004.  There can be no assurance that Fannie Mae’s continuing review or the results thereof will not have a significant adverse effect on Fairbanks, its status as a Fannie Mae-approved seller/servicer, or its financial condition.  The occurrence of one or more of the foregoing events could lead to a transfer of Fairbanks’ servicing responsibilities, which, in turn, may result in delays in distributions on the certificates and/or losses on the certificates.

Fairbanks has informed the Depositor that it is in the midst of dealing with the rating agencies, its customers, investors and regulators and that it cannot state definitively what the ultimate outcome of these issues will be.  Fairbanks has informed the Depositor that due to these current and potential future adverse events, future income from its operations may be negatively impacted.

If any of the developments described above is determined adversely to Fairbanks, this could lead to further downgrades by one or more rating agencies, a transfer of Fairbanks’ servicing responsibilities, increased delinquencies on the mortgage loans serviced by Fairbanks, delays in distributions or losses on the certificates or any combination of these events. In addition, such developments could result in Fairbanks’ insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that Fairbanks could reorganize successfully in bankruptcy.

II.

CREDIT ENHANCEMENT (Groups I, II, III, IV and V)

Subordination

The Group I, Group II, Group III, Group IV and Group V Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses, in reverse order of principal priority, on the group I, II, III, IV and V mortgage loans prior to the Group I, Group II, Group III, Group IV and Group V Certificates.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III, IV and V mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group I, II, III, IV and V credit enhancement percentages

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class C-B Certificates after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group I, II, III, IV and V loans for such distribution date.

Initial Group I-V Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[5.30]
C-B-1	[TBA]
C-B-2	[TBA]
C-B-3	[TBA]
C-B-4	[TBA]
C-B-5	[TBA]
C-B-6	[TBA]

*Based on collateral cut-off balance.

Shifting of interests

Except as described below, the Group I, Group II, Group III, Group IV and Group V Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group I, II, III, IV and V mortgage loans may be used to pay principal or interest, or both, to the senior certificates (other than the Group VI Certificates) unrelated to that loan group.

Coverage for excess losses

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, IV and V; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, Group IV and Group V Certificates for these types of losses.

III.

CREDIT ENHANCEMENT (GROUP VI)

Overcollateralization

The group VI mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group VI Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group VI Certificates (other than the Class VI-X Certificates) in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group VI mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group VI mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group VI mortgage loans.

Overcollateralization amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group VI mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group VI Certificates after giving effect to payments on such distribution date.

Initial overcollateralization	As of the closing date, the overcollateralization amount will be equal to $0.00.
Targeted overcollateralization amount

For any distribution date prior to the stepdown date, approximately 0.50% of the aggregate loan balance of the group VI mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) 1.00% of the aggregate loan balance of the group VI mortgage loans for such distribution date, or (b) 0.50% of the aggregate loan balance of the group VI mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

The later to occur of (a) the distribution date in [April 2007], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial credit enhancement percentage for the Class VI-A Certificates.

Group VI credit enhancement percentage

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class VI-M-1, Class VI-M-2 and Class M-3 Certificates and the overcollateralization amount (which, for purposes of this definition only, shall not be less than zero), in each case after giving effect to payments on such distribution date (assuming no trigger event has occurred), and the denominator of which is the aggregate loan balance of the group VI mortgage loans for such distribution date.

Initial Group VI Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
VI-A	[TBD]	[TBD]	[TBD]
VI-M-1	[TBD]	[TBD]	[TBD]
VI-M-2	[TBD]	[TBD]	[TBD]
VI-M-3	[TBD]	[TBD]	[TBD]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.

Note: Class VI-A represents the aggregate balance of the Class VI-A-1, VI-A-2 and VI-A-3 certificates.

Trigger event

A trigger event will occur for any distribution date if the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [5.25]%.

Delinquency rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group VI mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group VI mortgage loans as of the close of business on the last day of such month.

Subordination

The Group VI Senior Certificates will have a payment priority over the Group VI Subordinate Certificates.  Each class of Group VI Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group VI mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group VI Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group VI Subordinate Certificates are reduced to zero.

Cross-collateralization

Each month, certain monthly interest payments equal to the product of a) one twelfth of 0.02% and b) the preceding Group I and Group II collateral balance will be allocated to group VI available funds, thereby increasing available excess interest.  These interest payments will be added to the Group VI available funds concurrently with interest distributions being made on the Group I and Group II Certificates.

IV.

DISTRIBUTIONS (Groups I, II, III, IV and V)

Available distribution amount

For any distribution date and each of group I, II, III, IV and V, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v)  compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.

First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances or notional balances, as applicable, or payments otherwise due in respect of interest, in the case of the Class III-X Certificates.

2.

Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.

Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation, and

4.

Fourth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group I senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then to the Class I-A-1 Certificates until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group II senior principal distribution amount for that distribution date, will be distributed as principal to the Class II-A-1, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group III senior principal distribution amount for that distribution date, will be distributed as principal to the Class III-A-1 and Class III-A-2 Certificates, pro rata, until their class principal balances have been reduced to zero.

On each distribution date, an amount up to the Group IV senior principal distribution amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group V senior principal distribution amount for that distribution date, will be distributed as principal to the Class V-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

Interest rate (Class III-A-2)

The pass-through rate for the Class of III-A-2 Certificates for each distribution date shall be a per annum rate equal to the least of (i) the sum of (x) the six-month LIBOR for that distribution date plus (y) the related certificate margin, (ii) the Group III net funds cap, and (iii) [9.375%]; provided, however, that such pass-through rate for any distribution date shall not be (1) more than the pass-through rate for the immediately preceding distribution date plus 1% or (2) less than the pass-through rate for the immediately preceding distribution date less 1%.  The pass-through rate for the Class of III-A-2 Certificates will adjust every six months commencing in [TBD].

Group III net funds caps

The annual pass-through rate on the Class III-A-2 Certificates is subject to a net funds cap.  On any distribution date, such net funds cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in group III for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

A schedule of the Group III net funds caps is included in this document.

V.

DISTRIBUTIONS (Group VI)

Principal remittance amount

For any distribution date and group VI, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in group VI, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in loan group VI (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for group VI, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in group VI during the related collection period, to the extent allocable to principal.

Interest remittance amount

For any distribution date and group VI, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in group VI, the interest portion of payaheads previously received and intended for application in the related collection period and interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for group VI, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in group VI during the related collection period, to the extent allocable to interest and (v) excess interest provided by group I and group II as described under the heading “Cross-collateralization” above.

Class VI-M-1 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Class VI-A-1, Class VI-A-2 and Class VI-A-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class VI-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan group VI for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group VI for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan group VI as of the cut-off date.

Class VI-M-2 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Class VI-A-1, Class VI-A-2, Class VI-A-3 and Class VI-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class VI-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan group VI for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group VI for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan group VI as of the cut-off date.

Class VI-M-3 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Class VI-A-1, Class VI-A-2, Class VI-A-3, Class VI-M-1 and Class VI-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class VI-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan group VI for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group VI for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan group VI as of the cut-off date.

Group VI senior principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balances of the Class VI-A-1, Class VI-A-2 and Class VI-A-3 Certificates, in each case, immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i)  [TBD]% and (ii) the aggregate loan group balance for loan group VI for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group VI for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan group VI as of the cut-off date.

Distributions of interest (Group VI)

The pass-through rate for each class of Group VI Certificates, other than the Class VI-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the Group VI net funds cap, and (iii) [11.00%].

Distributions of principal (Group VI)

The principal payment amount will be paid on each distribution date as follows:

I.

On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

i)

to the Group VI Senior Certificates, concurrently, as follows:

a)

approximately [TBD]% to the Class VI-A-1 Certificates, until its class principal balance is reduced to zero,

b)

approximately [TBD]%, sequentially, to the Class VI-A-2 and Class VI-A-3 Certificates, in that order, until their respective class principal balances are reduced to zero;

ii)

to the Class VI-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)

to the Class VI-M-2 Certificates, until its class principal balance has been reduced to zero;

iv)

 to the Class VI-M-3 Certificates, until its class principal balance has been reduced to zero; and

v)

for application as part of monthly excess cashflow for such distribution date, as described under “Distribution of monthly excess cashflow” below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

II.

On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

i)

to the Group VI Senior Certificates, the senior principal payment amount for such  distribution date, concurrently, as follows:

a)

approximately [TBD]% to the Class VI-A-1 Certificates, until its class principal balance is reduced to zero,

b)

approximately [TBD]%, sequentially, to the Class VI-A-2 and Class VI-A-3 Certificates, in that order, until their respective class principal balances are reduced to zero;

ii)

to the Class VI-M-1 Certificates, the Class VI-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iii)

to the Class VI-M-2 Certificates, the Class VI-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iv)

to the Class VI-M-3 Certificates, the Class VI-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

v)

for application as part of monthly excess cashflow for such distribution date, as described under “Distribution of monthly excess cashflow” below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

Distribution of monthly excess cashflow (Group VI)

On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

1)

until the aggregate class principal balance of the Group VI Certificates equals the aggregate loan balance of the group VI mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group VI Certificates, in the following order of priority:

i)

to the Group VI Senior Certificates, concurrently, as follows:

a)

approximately [TBD]% to the Class VI-A-1 Certificates, until its A)class principal balance is reduced to zero,

b)

approximately [TBD]%, sequentially, to the Class VI-A-2 and Class   VI-A-3 Certificates, in that order, until their respective class principal balances are reduced to zero;

ii)

to the Class VI-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)

to the Class VI-M-2 Certificates, until its class principal balance has been reduced to zero; and

iv)

to the Class VI-M-3 Certificates, until its class principal balance has been reduced to zero; and

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of principal” above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth therein;

2)

to the Class VI-A-1, Class VI-A-2, and Class VI-A-3 Certificates, any basis risk shortfall for such class

3)

to the Class VI-M-1 Certificates, any basis risk shortfall for such class;

4)

to the Class VI-M-2 Certificates, any basis risk shortfall for such class;

5)

to the Class VI-M-3 Certificates, any basis risk shortfall for such class;

6

to the Class VI-M-1 Certificates, any carryforward interest for such class;

7)

to the Class VI-M-1 Certificates, any deferred amount for such class;

8)

to the Class VI-M-2 Certificates, any carryforward interest for such class;

9)

to the Class VI-M-2 Certificates, any deferred amount for such class;

10)

to the Class VI-M-3 Certificates, any carryforward interest for such class;

11)

to the Class VI-M-3 Certificates, any deferred amount for such class;

12)

to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

13)

to the Class VI-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

14)

to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause 14).

Group VI net funds caps

The annual pass-through rate on each Class of the Group VI Certificates (other than the Class VI-X Certificates) is subject to a net funds cap.

On any distribution date, such net funds cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in group VI for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group VI Certificates (other than the Class VI-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group VI Certificates (other than the Class VI-X Certificates), such class will be entitled to the amount of such basis risk shortfall in accordance with the priority of payments described in the prospectus supplement, only to the extent of funds available therefor.  Such class will be entitled to receive the amount of any basis risk shortfall on a subordinated basis from monthly excess cashflow treated as paid from and to the extent of funds on deposit in a reserve fund. The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class VI-X Certificates.

VI.

BOND PROFILES

GROUP I, II, IV & V BOND PROFILES*:

BOND PROFILES (Cont.)

GROUP III BOND PROFILES*:

VII.     GROUP III NET FUNDS CAPS

Flat LIBOR

Note: Floating Rate Bonds will be subject to a [9.375%] hard cap.

Period	Distribution Date	Day Count	Available Funds Cap 30/360	Available Funds Cap Act/360
1	25-Apr-04	27	4.1914	4.6571
2	25-May-04	30	4.1962	4.1962
3	25-Jun-04	31	4.2115	4.0756
4	25-Jul-04	30	4.2137	4.2137
5	25-Aug-04	31	3.9117	3.7855
6	25-Sep-04	31	3.3644	3.2558
7	25-Oct-04	30	3.3168	3.3168
8	25-Nov-04	31	3.3168	3.2098
9	25-Dec-04	30	3.3104	3.3104
10	25-Jan-05	31	3.3104	3.2036
11	25-Feb-05	31	3.1881	3.0852
12	25-Mar-05	28	2.9019	3.1092
13	25-Apr-05	31	2.8730	2.7803
14	25-May-05	30	2.8729	2.8729
15	25-Jun-05	31	2.8729	2.7802
16	25-Jul-05	30	2.8728	2.8728
17	25-Aug-05	31	2.8728	2.7801
18	25-Sep-05	31	2.8727	2.7801
19	25-Oct-05	30	2.8727	2.8727
20	25-Nov-05	31	2.8726	2.7800
21	25-Dec-05	30	2.8726	2.8726
22	25-Jan-06	31	2.8725	2.7799
23	25-Feb-06	31	2.8725	2.7798
24	25-Mar-06	28	2.8724	3.0776
25	25-Apr-06	31	2.8724	2.7797
26	25-May-06	30	2.8723	2.8723
27	25-Jun-06	31	2.8723	2.7796
28	25-Jul-06	30	2.8722	2.8722
29	25-Aug-06	31	2.8722	2.7795
30	25-Sep-06	31	2.8721	2.7795
31	25-Oct-06	30	2.8721	2.8721
32	25-Nov-06	31	2.8720	2.7794
33	25-Dec-06	30	2.8720	2.8720
34	25-Jan-07	31	2.8719	2.7793
35	25-Feb-07	31	2.8719	2.7792
36	25-Mar-07	28	2.8718	3.0769
37	25-Apr-07	31	2.8718	2.7791
38	25-May-07	30	2.8717	2.8717
39	25-Jun-07	31	2.8717	2.7790
40	25-Jul-07	30	2.8716	2.8716
41	25-Aug-07	31	2.8715	2.7789
42	25-Sep-07	31	2.8715	2.7789
43	25-Oct-07	30	2.8714	2.8714
44	25-Nov-07	31	2.8714	2.7788
45	25-Dec-07	30	2.8713	2.8713
46	25-Jan-08	31	2.8713	2.7787
47	25-Feb-08	31	2.8712	2.7786
48	25-Mar-08	29	2.8712	2.9702
49	25-Apr-08	31	2.8711	2.7785
50	25-May-08	30	2.8711	2.8711
51	25-Jun-08	31	2.8710	2.7784
52	25-Jul-08	30	2.8709	2.8709
53	25-Aug-08	31	2.8709	2.7783
54	25-Sep-08	31	2.8708	2.7782
55	25-Oct-08	30	2.8708	2.8708
56	25-Nov-08	31	2.8707	2.7781
57	25-Dec-08	30	2.8707	2.8707
58	25-Jan-09	31	2.8706	2.7780
59	25-Feb-09	31	2.8705	2.7779
60	25-Mar-09	28	2.8705	3.0755
61	25-Apr-09	31	2.8706	2.7780
62	25-May-09	30	2.8706	2.8706
63	25-Jun-09	31	2.8707	2.7781
64	25-Jul-09	30	2.8707	2.8707
65	25-Aug-09	31	2.8708	2.7782
66	25-Sep-09	31	2.8708	2.7782
67	25-Oct-09	30	2.8709	2.8709
68	25-Nov-09	31	2.8709	2.7783
69	25-Dec-09	30	2.8710	2.8710
70	25-Jan-10	31	2.8710	2.7784
71	25-Feb-10	31	2.8711	2.7785
72	25-Mar-10	28	2.8711	3.0762

* Assumes each underlying Collateral indices remain constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR	1.09
6 Month LIBOR	1.18
1 Year LIBOR	1.38
1 Year CMT	1.22

** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

Stressed LIBOR

CONTACTS

ARMs TRADING DESK
Contact	Phone	Fax	E-mail
Mark Tecotzky Managing Director - ARM Trading	212-538-3831	212-743-5384	mark.tecotzky@csfb.com
Brian Murphy Vice President - ARM Trading	212-538- 3831	212-743-5384	brian.murphy.2@csfb.com
Andrew Belcher Associate - ARM Trading	212-538- 3831	212-743-5384	andrew.belcher@csfb.com
Patrick Gallalgher Associate - ARM Structuring	212-538- 3831	212-743-5384	patrick.gallagher@csfb.com
James Buccola Analyst	212-325-3831	212-743-4863	james.buccola@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
John P. Graham Director	212-325-6201	212-743-4683	john.p.graham@csfb.com
Bruce Kaiserman Director	212-538-1962	917-326-7936	bruce.kaiserman@csfb.com
Peter J. Sack Vice President	212-325-7892	212-743-5261	peter.sack@csfb.com
Josef Bittman Associate	212-538-6611	212-743-4506	josef.bittman@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Mark Roszko Director	212-325-4763	212-743-5260	mark.roszko@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4879	depalma@csfb.com

VIII.

COLLATERAL SUMMARY

NOTE:  Information contained herein reflects the March 1, 2004 cut-off date scheduled balances.

Loan Group I Collateral Details
Gross WAC	[4.620]%	Average Loan Balance	$[504,643.49]
Net WAC	[4.211]%	Maximum Loan Balance	$[1,375,000.00]
WA Gross Margin	[2.517]%	California Concentration	[29.55]%
WA Net Margin	[2.108]%	WA Original LTV	[70.16]%
Index: 6 Month LIBOR	[42.14]%	WA Credit Score	[720]
1 Year LIBOR	[14.65]%	Full/Alt Doc*	[55.11]%
1 Year CMT	[43.21]%	Reduced Doc*	[41.40]%
		Prepayment Penalties	[10.73]%
WA Months to Reset	[33]
Interest Only Loans	[41.57]%
WAM	[358]

Loan Group II Collateral Details
Gross WAC	[5.089]%	Average Loan Balance	$[535,388.99]
Net WAC	[4.714]%	Maximum Loan Balance	$[1,997,758.91]
WA Gross Margin	[2.315]%	California Concentration	[55.52]%
WA Net Margin	[1.940]%	WA Original LTV	[71.13]%
Index: 6 Month LIBOR	[26.51]%	WA Credit Score	[723]
1 Year LIBOR	[67.30]%	Full/Alt Doc*	[41.96]%
1 Year CMT	[6.19]%	Reduced Doc*	[55.64]%
		Prepayment Penalties	[9.36]%
WA Months to Reset	[58]
Interest Only Loans	[63.30]%
WAM	[358]

Loan Group III Collateral Details
Gross WAC	[4.562]%	Average Loan Balance	$[281,831.65]
Net WAC	[4.191]%	Maximum Loan Balance	$[1,120,000.00]
WA Gross Margin	[2.064]%	California Concentration	[34.17]%
WA Net Margin	[1.694]%	WA Original LTV	[76.71]%
Index: 6 Month LIBOR	[100.00]%	WA Credit Score	[712]
1 Year LIBOR	[0.00]%	Full/Alt Doc*	[36.69]%
1 Year CMT	[0.00]%	Reduced Doc*	[57.85]%
WA Months to Reset	[5]	Prepayment Penalties	[36.65]%
Interest Only Loans	[94.10]%
WAM	[358]

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the March 1, 2004 cut-off date scheduled balances.

Loan Group IV Collateral Details
Gross WAC	[4.703]%	Average Loan Balance	$[184,747.26]
Net WAC	[4.297]%	Maximum Loan Balance	$[332,020.92]
WA Gross Margin	[2.387]%	California Concentration	[27.16]%
WA Net Margin	[1.981]%	WA Original LTV	[75.40]%
Index: 6 Month LIBOR	[72.08]%	WA Credit Score	[714]
1 Year LIBOR	[26.15]%	Full/Alt Doc*	[65.78]%
1 Year CMT	[1.77]%	Reduced Doc*	[29.11]%
WA Months to Reset	[33]	Prepayment Penalties	[18.30]%
Interest Only Loans	[59.90]%
WAM	[358]

Loan Group V Collateral Details
Gross WAC	[5.206]%	Average Loan Balance	$[200,937.07]
Net WAC	[4.606]%	Maximum Loan Balance	$[333,700.00]
WA Gross Margin	[2.351]%	California Concentration	[35.19]%
WA Net Margin	[1.751]%	WA Original LTV	[74.29]%
Index: 6 Month LIBOR	[61.79]%	WA Credit Score	[722]
1 Year LIBOR	[35.30]%	Full/Alt Doc*	[47.26]%
1 Year CMT	[2.91]%	Reduced Doc*	[45.49]%
WA Months to Reset	[58]	Prepayment Penalties	[17.98]%
Interest Only Loans	[56.65]%
WAM	[358]

Aggregate Loan Groups I, II, III, IV and V Collateral Details
Gross WAC	[4.943]%	Average Loan Balance	$[306,112.85]
Net WAC	[4.504]%	Maximum Loan Balance	$[1,997,758.91]
WA Gross Margin	[2.315]%	California Concentration	[41.19]%
WA Net Margin	[1.876]%	WA Original LTV	[73.11]%
Index: 6 Month LIBOR	[53.39]%	WA Credit Score	[720]
1 Year LIBOR	[38.18]%	Full/Alt Doc*	[46.17]%
1 Year CMT	[8.43]%	Reduced Doc*	[49.32]%
WA Months to Reset	[44]	Prepayment Penalties	[16.95]%
Interest Only Loans	[63.65]%
WAM	[358]

COLLATERAL SUMMARY (continued)

NOTE:  Information contained herein reflects the March 1, 2004 cut-off date scheduled balances.

Loan Group VI Collateral Details
Gross WAC	[TBD]%	Average Loan Balance	$[TBD]
Net WAC	[TBD]%	Maximum Loan Balance	$[TBD]
WA Gross Margin	[TBD]%	California Concentration	[TBD]%
WA Net Margin	[TBD]%	WA Original LTV	[TBD]%
Index: 6 Month LIBOR	[TBD]%	WA Credit Score	[TBD]
1 Year LIBOR	[TBD]%	Full/Alt Doc*	[TBD]%
1 Year CMT	[TBD]%	Reduced Doc*	[TBD]%
WA Months to Reset	[TBD]	Prepayment Penalties	[TBD]%
Interest Only Loans	[TBD]%
WAM	[TBD]

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.